Descrypto Holdings, Inc. // Oct 2022

OTCQB:DSRO



DesCrypto

Disrupt. Modernize. Monetize.

DISCLAIMER

This presentation has been prepared by Descrypto Holdings Inc. (“Descrypto” or the “Company”). It does not purport to contain all the information that a prospective investor may require in connection with any potential investment in the Company. You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters. This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of the Company. No representation or warranty (whether express or implied) is made by the Company or any of its shareholders, directors, officers, advisers, agents or employees as to the accuracy, completeness or reasonableness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or provided in connection with it, or any omission from this presentation, nor as to the attainability of any estimates, forecasts or projections set out in this presentation.

This presentation is provided expressly on the basis that you will carry out your own independent inquiries into the matters contained in the presentation and make your own independent decisions about the business, operations, affairs, financial position or prospects of the Company. The Company reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of any such update, amendment or supplement. The delivery of this presentation shall not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of the Company or that information contained herein is correct after the date of this presentation. Neither the Company nor any of its shareholders, directors, officers, advisors, agents or employees take any responsibility for, or will accept any liability whether direct or indirect, express or implied, contractual, tortuous, statutory or otherwise, in respect of the accuracy or completeness of the information contained in this presentation, for any errors, omissions or misstatements in or from this presentation or for any loss howsoever arising from the use of this presentation. Any such responsibility or liability is, to the maximum extent permitted by law, expressly disclaimed and excluded. This presentation does not constitute, or form part of, any offer or invitation to sell or issue, or any solicitation of any offer to subscribe for or purchase, any securities of the Company, nor shall it form the basis of or be relied upon in connection with, or act as any inducement to enter, any contract or commitment whatsoever with respect to such securities. Under no circumstances should this presentation be construed as a prospectus, advertisement or public offering of securities.

FORWARD-LOOKING STATEMENTS

This presentation contains reference to certain intentions, expectations, forward-looking statements, strategy and prospects of the Company. Those intentions, expectations, forward looking statements, strategies and prospects may or may not be achieved. They are based on certain assumptions, which may not be met or on which views may differ and may be affected by known and unknown risks. The performance and operations of the Company may be influenced by a number of factors, many of which are outside the control of the Company. No representation or warranty, express or implied, is made by the Company, or any of its shareholders, directors, officers, advisers, agents or employees that any intentions, expectations or plans will be achieved either totally or partially or that any rate of return will be achieved. Given the risks and uncertainties that may cause the Company’s actual future results, performance or achievements to be materially different from those expected, planned or intended, you should not place undue reliance on these intentions, expectations, forward looking statements, strategies and prospects. The Company does not represent or warrant that the actual results, performance or achievements will be as intended, expected or planned.

Our Strategy

DISRUPT

MODERNIZE

MONETIZE

Initial Acquisition
May 23, 2022

OPENLOCKER

DESCRYPTO HOLDINGS ANNOUNCES CLOSING OF THE OPENLOCKER ACQUISTION

West Palm Beach, FL., June 06, 2022 (GLOBE NEWSWIRE)- Descrypto Holdings, Inc., ("Descrypto") (OTC: DSRO) a diversified NFT and blockchain holding company is pleased to announce that it has acquired OpenLocker Inc. ("OpenLocker"). OpenLocker is a sports marketing and technology startup that has developed a fan-friendly NFT platform for athletes to monetize their fan engagement with innovative digital collectibles. OpenLocker has positioned itself as a leader in the use of blockchain technology to create immersive fan experiences with athletes' Name, Image and Likeness (NIL) from the grassroots to professional levels.

SINCE OPENLOCKER ACQUISITION

July 6

DESCRYPTO HOLDINGS' SUBSIDIARY OPENLOCKER TO LAUNCH THE **BRAVE HEARTZ LACROSSE CLUB FEATURING PREMIERE LACROSSE LEAGUE STARS GRANT AMENT AND ROB PANNELL** TO ENGAGE AND MENTOR FANS WORLDWIDE


LEGENDARY COLLECTION
ROB
PANNELL
#3
2022 - 2023 SEASON

August 9



DESCRYPTO HOLDINGS' SUBSIDIARY OPENLOCKER TO LAUNCH THE **GATORVERSE TO EMPOWER UNIVERSITY OF FLORIDA STUDENT-ATHLETES** TO ENGAGE WITH FANS THROUGH INNOVATIVE COLLECTIBLES

August 22

DESCRYPTO HOLDINGS' SUBSIDIARY OPENLOCKER TO LAUNCH THE **JOCKZ' ROOM COLLECTION** ON ITS OPENSTABLE PLATFORM WITH THOROUGHBRED RACING'S TOP JOCKEYS TO ENGAGE WITH FANS THROUGH INNOVATIVE COLLECTIBLES

August 29


EPICENTER

DESCRYPTO HOLDINGS' OPENSTABLE PLATFORM **CELEBRATES EPICENTER'S WIN IN THE TRAVERS STAKES**

SINCE OPENLOCKER ACQUISITION

Sept 15

DESCRYPTO HOLDINGS' SUBSIDIARY OPENLOCKER ANNOUNCES **TRANSITION TO DAPPER WALLET** AND UPGRADE TO ITS FAN-FRIENDLY WEB3 PLATFORM DESIGNED TO FURTHER ENGAGE FANS AND ATHLETES


Dapper
Dapper



"Starting on September 16, 2022, fans will be able to claim their Bone Yard Huskyz Club PFPs with a Dapper wallet upon logging into OpenLocker's new Web3 environment."

Sept 30

DESCRYPTO HOLDINGS' SUBSIDIARY OPENLOCKER TO LAUNCH THE **LIONZ CLUB TO EMPOWER PENN STATE UNIVERSITY STUDENT-ATHLETES TO MAXIMIZE NIL OPPORTUNITIES** IN PARTNERSHIP WITH SUCCESS WITH HONOR

SUCCESS WITH HONOR
SHLC
LIONZ CLUB

OpenLocker
Fan Communities

University of Florida

University of Connecticut

Penn State University

Professional Lacrosse

Horse Racing

Radford University

University of Wisconsin

Coastal Carolina University

Descrypto Holdings has uplisted to the **OTCQB** and in process of changing name to **OpenLocker Holdings, Inc.**


OPENLOCKER


CHANGE THE
GAME
OPENLOCKER

Mission

OpenLocker empowers athletes, teams, celebrities and organizations to maximize their fan engagement and provide additional ongoing revenue opportunities with innovative digital collectibles. The company is well positioned to utilize its proprietary platform to reach fans of every sport and expand to additional verticals.

Opportunities

- Technology is changing the way fans engage with athletes and teams by helping to build social capital and grow communities.
- Blockchain trading cards are modernizing collectibles and adding value to the sports and entertainment ecosystem.
- Instantaneous peer-to-peer trading and further monetization of collectibles changes the game.
- Opportunity to acquire other companies that are leveraging Web3 and blockchain technology for the sports and entertainment industries.



Market Size

Sports NFT Market

2022 **$2.6** Billion (2)

Projected by 2032 **$41.6** Billion (2)

CAGR **36.3%** (2)

Blockchain Investment

$9.2 Billion — Capital Invested in Blockchain Startups in Q1 2022 (1)



Sports Memorabilia Market
($ billion)
2022
2032
Total Sports Memorabilia
Trading Cards
Sports NFTs
0
50
100
150
200
250

(2)

(1) CB Insights
(2) Market Decipher



COLLEGE Sports NFT MARKET Potential

NCAA NIL POLICY CHANGE

As of July 1, 2021, the NCAA allows athletes to be compensated for their Name, Image and Likeness (NIL)



COLLEGE SPORTS MARKET SIZE

OPENLOCKER

1,098

NCAA COLLEGES & UNIVERSITIES IN THE US (1)

500

ATHLETES PER INSTITUTION (AVG) PER YEAR (2)

500K NCAA athletes in the US (2)

145M Fans tuned in to watch college sports (3)

75% of college fans support NIL (4)

(1) https://www.ncaa.org (2) https://ncaaorg.s3.amazonaws.com/compliance/recruiting/NCAA_RecruitingFactSheet.pdf
(3) https://playtoday.co/blog/sport-viewership-statistics/
(4) https://www.sportsbusinessjournal.com/Journal/Issues/2021/10/11/Upfront/NIL-study.aspx


26

OpenLocker Playbook: Revenue Drives

- **Connecting Digital & Physical Worlds:** Real world utility and physical collectibles are tied to digital asset ownership.
- **Proprietary Marketplace:** A fan-friendly shopping experience along with rewards and utility to create collector loyalty.
- **Trading Portal:** Generate fees from peer-to-peer trading platform.
- **Sponsorships:** Additional revenue stream


OPENLOCKER

WHY THE BLOCKCHAIN?

Maximizing Rewards for Fans with the Blockchain

- **Authentication**: Digital ledger verifies provenance
- **Transparency**: Decentralized network affords accountability
- **Validation:** Proof of ownership across multiple platforms and applications enables deeper fan engagement


Dapper

DAPPER AND FLOW

OpenLocker Fan-Friendly Platform is built on the FLOW blockchain

- **Multiple Payment Onramps**
- **Environmentally-friendly:** efficient proof of stake protocol, no gas fees
- **Security:** protects users from malicious apps

Dapper Wallet Advantage

- **Designed for Mainstream Adoption**
- **Trusted by Major Brands and Sports Leagues**


XL CENTER
PTS AST REB FLS


Show some love and support for BYHC's own, Tyrese Martin and cop his autographed Platinum Card!
BONE YARD HUSKYZ CLUB
#DRAFTED
RD 2-#51
TYRESE MARTIN
AVAILABLE NOW! @ OPENLOCKER.IO
BEAT XAVIER
24

University of Connecticut
BONE YARD HUSKYZ CLUB

Launched February '22

Exclusive Fan Community for University of Connecticut
Featured all 14 members of the Men's Basketball Team without co-licensing. Huskyz avatar is a play on UConn's mascot.

Physical Collectibles delivered to first 25 buyers of each athlete's NFT: "Platinum card" hand-signed by the athlete

Bonus Huskyz Avatar NFT (PFP) included with purchase
Randomly generated Huskyz with unique combination of traits and Huskyz designed in athletes' likeness (for 1-of-1 NFT)

Picture for Proof (PFP) : avatar NFT that may be used as a social media profile pic

X SUCCESS WITH HONOR

SAINIL


SUCCESS WITH HONOR
LIONZ CLUB
FOUNDERS' COLLECTION
ROMAN
BRAVO-YOUNG
2022 - 2023 SEASON

Penn State University Lionz Club

Exclusive Fan Community for Penn State Sports Fans

Male and female athletes in all sports have the opportunity to earn NIL revenue from the sales of their digital and physical collectibles, plus experiences

All Digital Collectibles come with autographed Platinum card and Lionz Club Avatar PFP

NCAA-Champion Wrestling Team

The top 8 wrestlers including 2-time NCAA champion Roman Bravo-Young will be the first Penn State athletes to drop in December 2022

UPCOMING DROPS

OPENLOCKER

College Sports Drop Schedule

Q4 2022



Bone Yard Huskyz Club
Football Series 1
Men's Basketball Series 2

Rowdy Redz (Radford)
Men's Basketball



Lionz Club
Wrestling

Q1 2023


LEGENDARY COLLECTION
JACK
MAY
#20

Gatorverse
Men's Basketball Series

Lionz Club
Football & Basketball

Wisconsin
Men's Basketball
including Big Ten honoree ***Chucky Hepburn***

Coastal Carolina University
All sports


ENGAGING THE NEXT GENERATION OF THOROUGHBRED RACING FANS WITH INNOVATIVE DIGITAL COLLECTIBLES.
LEARN MORE →

OPENSTABLE

Engaging the Next Generation of Thoroughbred Racing Fans

OpenStable is designed to increase the engagement of thoroughbred racing fans using digital collectibles and rewards to create an exclusive community following a horse over the course of its career.

openstable.io

Horse Racing Opportunity

OPENLOCKER


LEGENDARY RACING PROSPECT
EPICENTER
NOT THIS TIME OUT OF SILENT CANDY

Epicenter

2nd - 2022 Kentucky Derby

2nd – 2022 Preakness Stakes

1st – Jim Dandy Stakes

1st – Travers Stakes

DISRUPT

Deliver Real World Utility to thoroughbred racing fans in U.S. and around the globe to position industry for growth

MONETIZE

Provide additional revenue sharing income to owners, trainers, jockeys, farms and charities while increasing OpenLocker brand awareness

MODERNIZE

Leveraging technology to deliver exclusive information, experiences, memorabilia, merchandise and rewards.

Established Collaborations:
OpenLocker has media partnerships and relationships with industry influencers.

IN THE MONEY MEDIA

HORSE RACES NOW

OLD SMOKE CLOTHING COMPANY

Join the Ride!



STRATEGIC VISION

- **Laying the Groundwork for Next Generation Fan Engagement**
- **Expand to additional sports and verticals including retail, hospitality, event planning, fundraising, entertainment and more!**
- **Create immersive experiences in which fans/consumers can interact with their favorite brands, athletes and celebrities**

MANAGEMENT TEAM



Howard Gostfrand
CHIEF EXECUTIVE OFFICER



Laura Anthony
PRESIDENT



Meir “Wex” Wexler
CHIEF INNOVATION OFFICER

OPENLOCKER, INC.



Brian Klatsky
PRESIDENT



Lauren Klatsky
CHIEF OPERATING OFFICER



Rafi Goldman
HEAD OF BIZ DEV & COMMUNITY PLANNING



Kemah E. P. Washington
CREATIVE DIRECTOR

STRATEGIC ADVISORS



Randy Bast



Samantha Viola



Maury Gostfrand

THANK YOU!

For inquiries:

HOWARD GOSTFRAND, CEO

hg@amcapventures.com

786.271.4208 (cell)

305.351.9195 (office)